SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                           FORM 8-K/A

                       AMENDMENT No. 1 to

                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934


  Date of Report (date of earliest event reported): May 3, 2004



                     GIANT MOTORSPORTS, INC.
     ------------------------------------------------------
     (Exact name of Registrant as specified in its charter)




         Nevada                000-50243              33-1025552
-----------------------   ---------------------  -------------------
(State of Incorporation   (Commission File No.)  (IRS Identification
 or Other Jurisdiction)                                 Number)




             13134 State Route 62, Salem, Ohio 44460
            ----------------------------------------
            (Address of principal executive offices)



                          (330) 332-8534
        -------------------------------------------------
        Registrant's telephone number including area code



  -------------------------------------------------------------
  (Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

Financial Statements and Pro Forma Financial Information
--------------------------------------------------------

     In connection with the events reported in the Registrant's Form 8-K filed with the Commission on May 11, 2004, the Registrant is filing the following financial statements of King Motorsports, Inc. T/A Chicago Cycle Center ("Chicago Cycle"), in connection with the Registrant's acquisition of substantially all of the assets of Chicago Cycle, along with certain pro forma financial information, as required pursuant to Item 7 of Form 8-K herewith:

     (a) Audited Financial Statements of Chicago Cycle for the years ended December 31, 2003 and 2002;

     (b) Unaudited Financial Statements of Chicago Cycle for the three-months ended March 31, 2004 and 2003; and

     (c) Pro forma financial information reflecting the acquisition of substantially all of the assets of Chicago Cycle by the Registrant, presented as required pursuant to Article 11 of Regulation S-X.


                           SIGNATURES
                           ----------
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GIANT MOTORSPORTS, INC.



                                   By: /s/ Gregory A. Haehn
                                      ----------------------------
                                      Gregory A. Haehn
                                      President





Dated: As of July 14, 2004

                              FINANCIAL STATEMENTS

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                     Years ended December 31, 2003 and 2002







                              - - - o o 0 o o - - -

                                 C O N T E N T S

                                                                      P A G E

       REPORT OF INDEPENDENT REGISTERED PUBLIC
            ACCOUNTING FIRM..........................................    1
       BALANCE SHEETS................................................    2-3
       STATEMENTS OF INCOME..........................................    4
       STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)..................    5
       STATEMENTS OF CASH FLOWS......................................    6
       NOTES TO FINANCIAL STATEMENTS.................................   7-14






                              - - - o o 0 o o - - -

Report of Independent Registered Public Accounting Firm

Kings Motorsports, Inc.
T/A Chicago Cycle Center
Chicago, Illinois

We have audited the accompanying balance sheets of Kings Motorsports, Inc. (an S corporation), T/A Chicago Cycle Center, as of December 31, 2003 and 2002 and the related statements of income, stockholders' equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Kings Motorsports, Inc., T/A Chicago Cycle Center, as of December 31, 2003 and 2002 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.



Bagell, Josephs & Company LLC
Gibbsboro, NJ 08026
July 10, 2004

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                                 BALANCE SHEETS

                           December 31, 2003 and 2002


                                     ASSETS

                                                                                                2003             2002
                                                                                             ----------       ----------
CURRENT ASSETS
     Cash and cash equivalents                                                               $   97,467       $  139,580
     Accounts receivable, net                                                                   357,786          287,758
     Accounts receivable, officers                                                              203,069          119,927
     Stock subscription receivable                                                               49,000           49,000
     Inventories                                                                              5,107,815        3,830,905
     Current portion of note receivable, affiliate                                               33,990           27,330
                                                                                             ----------       ----------
                                                                  TOTAL CURRENT ASSETS        5,849,127        4,454,500
                                                                                             ----------       ----------




PROPERTY AND EQUIPMENT, NET                                                                     199,001          257,025
                                                                                             ----------       ----------





OTHER ASSETS
     Intangibles, net                                                                            16,833           17,833
     Note receivable, affiliate                                                                  53,856           87,845
                                                                                             ----------       ----------
                                                                    TOTAL OTHER ASSETS           70,689          105,678
                                                                                             ----------       ----------
                                                                                             $6,118,817       $4,817,203
                                                                                             ==========       ==========


                 See accompanying notes to financial statements

                               KINGS MOTORSPORTS, INC.
                               T/A CHICAGO CYCLE CENTER

                              BALANCE SHEETS (CONTINUED)

                              December 31, 2003 and 2002


                    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                                                                                                  2003               2002
                                                                                              -----------        -----------
CURRENT LIABILITIES
     Notes payable, floor plans                                                               $ 4,626,962        $ 3,954,046
     Accounts payable, trade                                                                      449,355            189,163
     Accounts payable, officer                                                                    133,374               --
     Accrued expenses                                                                             122,552            113,488
     Customer deposits                                                                            317,151            342,414
     Deferred service contract income                                                             607,609            470,252
     Current portion of long-term debt                                                              1,990             29,951
                                                                                              -----------        -----------
                                                             TOTAL CURRENT LIABILITIES          6,258,993          5,099,314


LONG-TERM DEBT, NET                                                                                  --                1,990
                                                                                              -----------        -----------
                                                                     TOTAL LIABILITIES          6,258,993          5,101,304
                                                                                              -----------        -----------

COMMITMENTS - NOTE K


STOCKHOLDERS' EQUITY (DEFICIT)
     Common stock - $1 par value:
         Authorized 1,000,000 shares; issued and outstanding 50,000 shares                         50,000             50,000
     Retained earnings (deficit)                                                                 (190,176)          (334,101)
                                                                                              -----------        -----------
                                                   TOTAL STOCKHOLDERS' EQUITY (DEFICIT)          (140,176)          (284,101)
                                                                                              -----------        -----------
                                                                                                6,118,817        $ 4,817,203
                                                                                              ===========        ===========


                    See accompanying notes to financial statements

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                              STATEMENTS OF INCOME

                 For the years ended December 31, 2003 and 2002




                                                                                                  2003                2002
                                                                                              ------------        ------------
OPERATING INCOME
     Sales                                                                                    $ 39,105,922        $ 33,816,970
     Finance, insurance and extended service revenues                                            1,419,961           2,042,402
     Other operating income                                                                         67,767              55,099
                                                                                              ------------        ------------
                                                                 TOTAL OPERATING INCOME         40,593,650          35,914,471

COST OF MERCHANDISE SOLD                                                                        35,216,631          31,127,279
                                                                                              ------------        ------------
                                                                           GROSS PROFIT          5,377,019           4,787,192
                                                                                              ------------        ------------


OPERATING EXPENSES
     Selling expenses                                                                            1,647,281           1,428,116
     General and administrative expenses                                                         3,466,104           3,015,135
                                                                                              ------------        ------------
                                                                                                 5,113,385           4,443,251
                                                                                              ------------        ------------
                                                                 INCOME FROM OPERATIONS            263,634             343,941
                                                                                              ------------        ------------


OTHER INCOME AND (EXPENSE)
     Other income, net                                                                               7,354              84,573
     Interest expense, net                                                                        (127,063)           (174,719)
                                                                                              ------------        ------------
                                                                                                  (119,709)            (90,146)
                                                                                              ------------        ------------
                                                                             NET INCOME       $    143,925        $    253,795
                                                                                              ============        ============

                 See accompanying notes to financial statements

        KINGS MOTORSPORTS, INC.
          T/A CHICAGO CYCLE CENTER

                    STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

        For the years ended December 31, 2003 and 2002


                                        Common Stock
                                 -------------------------      Accumulated
                                   Shares          Amount         Deficit           Total
                                 ---------       ---------       ---------        ---------

Balance, January 1, 2002            50,000       $  50,000       $(587,896)       $(537,896)

Net income                            --              --           253,795          253,795

                                 ---------       ---------       ---------        ---------
Balance, December 31, 2002          50,000          50,000        (334,101)        (284,101)

Net income                            --              --           143,925          143,925

                                 ---------       ---------       ---------        ---------
Balance, December 31, 2003          50,000       $  50,000       $(190,176)       $(140,176)
                                 =========       =========       =========        =========


                 See accompanying notes to financial statements

                                    KINGS MOTORSPORTS, INC.
                                   T/A CHICAGO CYCLE CENTER

                                   STATEMENTS OF CASH FLOWS

                        For the years ended December 31, 2003 and 2002


                                                                                                    2003               2002
                                                                                                 -----------        -----------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                                                  $   143,925        $   253,795
     Adjustments to reconcile net income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                                                    65,390             63,305
     (Increase) in accounts receivable, net                                                          (70,028)          (181,466)
     (Increase) in inventories                                                                    (1,276,910)        (1,154,430)
     Increase in floor plan liability                                                                672,916          1,392,798
     Increase (decrease) in customer deposits                                                        (25,263)           127,569
     Increase (decrease) in deferred service contract income                                         137,357             (6,805)
     Increase in accounts payable trade                                                              260,192            143,530
     Increase in accrued expenses                                                                      9,064             18,487
                                                                                                 -----------        -----------
                                      NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES            (83,357)           656,783
                                                                                                 -----------        -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Purchase of property and equipment                                                               (6,366)           (16,372)
     (Increase) decrease in note receivable affiliate                                                 27,329           (115,175)
     (Increase) decrease in accounts receivable, officers                                             50,232           (119,927)
     Decrease in other assets                                                                           --               17,000
                                                                                                 -----------        -----------
                                      NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES             71,195           (234,474)
                                                                                                 -----------        -----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Repayment of officer loans                                                                         --             (392,179)
     Payments on long-term debt                                                                      (29,951)           (26,046)
                                                                                                 -----------        -----------
                                      NET CASH (USED IN) FINANCING ACTIVITIES                        (29,951)          (418,225)
                                                                                                 -----------        -----------

                                      NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS           (42,113)             4,084

     CASH AND CASH EQUIVALENTS, beginning of Year                                                    139,580            135,496
                                                                                                 -----------        -----------
     CASH AND CASH EQUIVALENTS, end of Year                                                      $    97,467        $   139,580
                                                                                                 ===========        ===========

OTHER SUPPLEMENTARY CASH FLOW INFORMATION
     Interest paid during the year                                                               $   127,386        $   169,623
                                                                                                 ===========        ===========



                        See accompanying notes to financial statements

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                          NOTES TO FINANCIAL STATEMENTS

                           December 31, 2003 and 2002


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS:
        Kings Motorsports, Inc. (the Company), doing business as Chicago Cycle Center, was incorporated in Illinois in 2000 and operates as a retail dealer of motorcycles, all terrain vehicles, scooters and automobiles in northern Illinois.

CASH AND CASH EQUIVALENTS:
        Cash and cash equivalents include amounts held in demand deposit accounts and overnight investment accounts. The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

CONTRACTS IN TRANSIT:
        Contracts in transit represent customer finance contracts evidencing loan agreements or lease agreements between the Company, as creditor, and the customer, as borrower, to acquire or lease a vehicle whereby a third-party finance source has given the Company initial, non-binding approval to assume the Company's position as creditor. Funding and approval from the finance source is provided upon the finance source's review of the loan or lease agreement and related documentation executed by the customer at the dealership. These finance contracts are typically funded within ten days of the initial approval of the finance transaction by the third-party finance source. The finance source is not contractually obligated to make the loan or lease to the customer until it gives its final approval and funds the transaction. Until such final approval is given, contracts in transit represent amounts due from the customer to the Company. See Note B for additional information.

ALLOWANCE FOR DOUBTFUL ACCOUNTS:
        Accounts are written off when management determines that an account is uncollectible. Recoveries of accounts previously written off are recorded when received. An estimated allowance for doubtful accounts is determined to reduce the Company's receivables to their carrying value, which approximates fair value. The allowance is estimated based on historical collection experience, specific review of individual customer accounts, and current economic and business conditions. Historically, the Company has not incurred any significant credit related losses. Management has determined that no allowance is necessary at December 31, 2003 and 2002.

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                           December 31, 2003 and 2002


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION:
Vehicle Sales:
        The Company records revenue when vehicles are delivered and title has passed to the customer, when vehicle service or repair work is performed and when parts are delivered. Sales promotions that are offered to customers are accounted for as a reduction to the sales price at the time of sale. Incentives, rebates and holdbacks offered by manufacturers directly to the Company are recognized at the time of sale if they are vehicle specific, or as earned in accordance with the manufacturer program rules and are recorded as a reduction of cost of merchandise sold.

Finance, Insurance and Extended Service Revenues:
        The Company arranges financing for customers through various financial institutions and receives a commission from the lender equal to the difference between the interest rates charged to customers and the interest rates set by the financing institution. The Company also receives commissions from the sale of various third party insurance products to customers and extended service contracts. These commissions are recorded as revenue at the time the customer enters into the contract. The Company is not the obligor under any of these contracts. In the case of finance contracts, a customer may prepay or fail to pay their contract, thereby terminating the contract. Customers may also terminate extended service contracts, which are fully paid at purchase, and become eligible for refunds of unused premiums. In these circumstances, a portion of the commissions the Company receives may be charged back based on the relevant terms of the contracts. The revenue the Company records relating to commissions is net of an estimate of the ultimate amount of the chargeback the Company will be required to pay. Such estimate of chargeback experience is based on our historical chargeback expense arising from similar contracts.

FAIR VALUE OF FINANCIAL INSTRUMENTS:
        Financial instruments consist of cash and cash equivalents, accounts receivable, notes receivable, accounts payable and debt, including floor plan notes payable. The carrying amount of all significant financial instruments approximates fair value due either to length or maturity or variable interest rates that approximate prevailing market rates.

INVENTORIES:
        Parts and accessories inventories are stated at the lower of cost or market using the first-in, first-out method. Vehicle inventories are stated at the lower of cost or market using the specific identification method.

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                           December 31, 2003 and 2002


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONCENTRATION OF CREDIT RISK:
        Financial instruments that potentially subject the Company to credit risk consist of cash equivalents and accounts receivable.

        The Company's policy is to review the amount of credit exposure to any one financial institution and place investments with financial institutions evaluated as being creditworthy. In the ordinary course of business, the Company has bank deposits and overnight repurchase agreements that may exceed federally insured limits.

        Concentration of credit risk, with respect to accounts receivable-customers, is limited through the Company's credit evaluation process. The Company reviews the credit history before extending credit. Generally, the Company does not require collateral from its customers.

PROPERTY AND EQUIPMENT:
        Property and equipment are stated at cost. Maintenance and repairs that do not add materially to the value of the asset nor appreciably prolong its useful life are charged to expense as incurred. Gains or losses on the disposal of property and equipment are included in the determination of income.

        Depreciation of property and equipment and amortization of leasehold improvements are provided using the straight-line method over the following estimated useful lives:

           Fixtures, and equipment..........................   5-7 years
           Vehicles ........................................    5  years
           Leasehold Improvements...........................   15  years

IMPAIRMENT OF LONG-LIVED ASSETS:
        Long-lived assets are reviewed for impairment whenever events such as product discontinuances, product dispositions or other changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized when the carrying amount of a long-lived asset exceeds the sum of non-discounted cash flows expected to result from the asset's use and eventual disposition. An impairment loss is measured as the amount by which the carrying amount exceeds its fair value, which is typically calculated using discounted expected future cash flows. The discount rate to these cash flows is based on the Company's weighted average cost of capital, which represents the blended after-tax costs of debt and equity. There were no indications of impairments at December 31, 2003 or 2002.

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                           December 31, 2003 and 2002


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INTANGIBLES:
         Intangibles at December 31, 2003 and 2002 consisted of goodwill of $5,000 and a $15,000 covenant not to compete being amortized over 15 years. Accumulated amortization amounted to $3,167 at December 31, 2003 and $2,167 at December 31, 2002.

INCOME TAXES:
        The Company, with the consent of its stockholders, has elected to have its income taxed as an S corporation under Section 1362 of the Internal Revenue Code. As such, the Company does not pay corporate income taxes and is not allowed net operating tax loss carrybacks or carryovers as deductions. Instead, the stockholders include their proportionate share of the Company's taxable income or loss in their individual income tax returns.

        The book basis of net assets differ from the tax basis primarily due to depreciation differences caused by accelerated depreciation methods used for tax and certain accrued expenses which are not deductible for tax until paid.

PRODUCT WARRANTY:
        The Company sells both manufacturers and company warranties. The revenues are deferred over the term of the contracts. The warranty costs are expensed as incurred. Product warranties are insignificant.

ADVERTISING COSTS:
        Advertising costs are expensed when incurred. Charges to operations amounted to $683,702 in 2003 and $558,807 in 2002.

USE OF ESTIMATES:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                           December 31, 2003 and 2002


NOTE B - ACCOUNTS RECEIVABLE, NET

        Accounts receivable, net consisted of the following:

                                                                                 2003             2002
                                                                              ----------       ----------

           A/R-Customers and dealers                                          $   25,808       $   14,463
           A/R-Manufacturers                                                     180,942          114,318
           Contracts in transit                                                  151,036          158,977
                                                                              ----------       ----------
                                                                 TOTALS       $  357,786       $  287,758
                                                                              ==========       ==========


NOTE C - INVENTORIES

        Inventories consisted of the following:
                                                                                 2003             2002
                                                                              ----------       ----------
           Parts and accessories                                              $  585,760       $  503,420
           Vehicles                                                            4,522,055        3,327,485
                                                                              ----------       ----------
                                                                 TOTALS       $5,107,815       $3,830,905
                                                                              ==========       ==========


NOTE D - PROPERTY AND EQUIPMENT

        Property and equipment consisted of the following:
                                                                                 2003             2002
                                                                              ----------       ----------
           Fixtures and equipment                                             $  345,011       $  345,011
           Vehicles                                                               39,770           34,039
           Leasehold improvements                                                  2,914            2,914
                                                                              ----------       ----------
                                                                                 387,695          381,964
           Less accumulated depreciation                                         188,694          124,939
                                                                              ----------       ----------
                                             NET PROPERTY AND EQUIPMENT       $  199,001       $  257,025
                                                                              ==========       ==========

        Depreciation expense charged to operations amounted to $64,390 in 2003 and $62,305 in 2002.

NOTE E - ACCOUNTS RECEIVABLE, OFFICERS

        Accounts receivable officers consisted of advances to the officers with no stipulated repayment terms or interest charged. Amounts due from the officers were $203,069 at December 31, 2003 and $119,927 at December 31, 2002.

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                           December 31, 2003 and 2002



NOTE F - NOTES RECEIVABLE AFFILIATE

Note receivable, affiliate consisted of the following:

                                                                                                2003             2002
                                                                                             ----------       ----------
              3% interest bearing advances to 7320 N. Western
                 Realty Company, a corporation in Chicago
                 Illinois affiliated through common ownership,
                 maturing in June 2006.                                                      $   87,846       $  115,175

              Less current maturities                                                            33,990           27,330
                                                                                             ----------       ----------
                                                                     TOTALS                  $   53,856       $   87,845
                                                                                             ==========       ==========

NOTE G - NOTES PAYABLE - FLOOR PLANS

        The Company has floor plan financing agreements for the purchase of its new and used vehicle inventory. The floor plans are collateralized by substantially all corporate assets. The following is a summary of floor plan financing agreements:

                                                                                                2003             2002
                                                                                             ----------       ----------
            American Honda Finance floor plan agreement provides for borrowings up to $2,000,000. Interest is payable monthly and fluctuates with prime and varies based on the type of unit financed and the length of time the unit remains on the floor plan (ranging from 4.5% to
              6% at December 31, 2003). Principal payments are due
              upon the sale of the specific units financed.                                  $1,666,085       $1,483,671
           GE Financial Service floor plan agreement for Suzuki
              units provides for borrowings up to $2,000,000. Interest is payable monthly and fluctuates with prime and varies based on the type of unit financed and the length of time the unit remains on the floor plan (ranging from 3% to 4.583% at December 31, 2003)
              Principal payments are due upon the sale of the specific units financed.        1,067,786          583,936
           GE Financial Service floor plan agreement for Yamaha
              units provides for borrowings up to $2,000,000. Interest is payable monthly and fluctuates with prime and varies based on the type of unit financed and the length of time the unit remains on the floor plan (ranging from 3.3% to 5.83% at December 31, 2003)
              Principal payments are due upon the sale of the specific units financed.        1,175,465        1,311,914
                                                                                             ----------       ----------
                                                        CARRIED FORWARD                       3,909,336        3,379,521

                                               KINGS MOTORSPORTS, INC
                                               T/A CHICAGO CYCLE CENTER

                                      NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                              December 31, 2003 and 2002


NOTE G - NOTES PAYABLE - FLOOR PLANS (CONTINUED)

                                                                                                2003             2002
                                                                                             ----------       ----------
                                                        BROUGHT FORWARD                      $3,909,336       $3,379,521
           GE Financial Service floor plan agreement for Ducati units provides for borrowings up to $2,000,000. Interest is payable monthly and fluctuates with prime and varies based on the type of unit financed and the length of time the unit remains on the floor plan (ranging from 3% to 5.5% at December 31, 2003). Principal payments are due
              upon the sale of the specific units financed.                                     202,601          382,725
           Bank of Waukegan floor plan agreements provide for
              borrowings up to $2,750,000. Interest is payable monthly and fluctuates with prime and varies based on the type of unit financed and the length of time the unit remains on the floor plan
              (ranging from 4.5% to 4.75% at December 31, 2003). Principal payments are due the earlier of date of sale or one
              year after financing.                                                             515,025          191,800
                                                                                             ----------       ----------
                                                                     TOTALS                  $4,626,962       $3,954,046
                                                                                             ==========       ==========

NOTE H - ACCOUNTS PAYABLE , OFFICER

        Accounts payable, officer consisted of advances from an officer with no stipulated repayment terms or interest charged. Amounts due to officer were $133,374 at December 31, 2003 and $-0- at December 31, 2002

NOTE I - LONG-TERM DEBT

        Long-term debt consisted of two notes for computer equipment that mature in February 2004. The interest rate is approximately 8%. The following summarizes the maturity:

                                                                                                2003             2002
                                                                                             ----------       ----------
              Current                                                                        $    1,990       $   29,951
              Long term                                                                               0            1,990
                                                                                             ----------       ----------
                                                                     TOTALS                  $    1,990       $   31,941
                                                                                             ==========       ==========

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                           December 31, 2003 and 2002


NOTE J - RELATED PARTY TRANSACTIONS

Related Party Transactions:

        Related party receivables and payables consisted of the following:

                                              2003           2002
                                            --------       --------
        Accounts receivable, officers       $203,069       $119,927
        Notes receivable, affiliate         $ 87,846       $115,175
        Accounts payable, officer           $133,374       $      0

        The Company rents its facilities from an affiliate related through common ownership. Rent amounted to $211,000 for 2003 and $8,000 for 2002.

        Interest income received on notes receivable from affiliate amounted to $2,671 for 2003 and $1,269 for 2002.

NOTE K - COMMITMENTS AND CONTINGENCIES

        The Company has certain lawsuits pending in the circuit courts of Carroll County and Cook County, Illinois. The Company is vigorously defending these and the outcome is not certain. However, management believes the monetary damages, if any, will not have a material effect on the financial statements.

NOTE L - SUBSEQUENT EVENTS

        The Company, as of April 30, 2004, sold substantially all of its assets to Giant Motorsports, Inc., a publicly traded company (GMOS) on the over the counter bulletin board, for $3,000,000. Giant Motorsports, Inc. in consideration for the acquired assets also assumed certain liabilities and agreed to pay the company cash of $1,250,000 and a 6% promissory note of $1,675,000. The note matures as follows:

                  July 29, 2004                   $     500,000
                  October 27, 2004                      250,000
                  April 30, 2005                        925,000
                                                  -------------
                                                  $   1,675,000
                                                  =============

                              FINANCIAL STATEMENTS

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

               For the three months ended March 31, 2004 and 2003
                        (See Accountants' Review Report)






                              - - - o o 0 o o - - -

                                 C O N T E N T S

                                                                         P A G E

       ACCOUNTANTS LETTER...............................................     1
       BALANCE SHEETS...................................................     2-3
       STATEMENTS OF INCOME.............................................     4
       STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT).....................     5
       STATEMENTS OF CASH FLOWS.........................................     6
       NOTES TO FINANCIAL STATEMENTS....................................    7-14






                              - - - o o 0 o o - - -

Board of Directors
Kings Motorsports, Inc.
Chicago, Illinois

We have reviewed the accompanying balance sheets of Kings Motorsports, Inc. (an S corporation), T/A Chicago Cycle Center, as of March 31, 2004 and 2003 and the related statements of income, stockholders' equity (deficit) and cash flows for the three months then ended in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants. All information included in these financial statements is the representation of the management of Kings Motorsports, Inc.

A review consists principally of inquiries of company personnel and analytical procedures applied to financial data. It is substantially less in scope than an audit in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our reviews, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with generally accepted accounting principles.








Bagell, Josephs & Company, LLC
Gibbsboro, NJ 08026
July 10, 2004

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                                 BALANCE SHEETS

                             March 31, 2004 and 2003
                        (See Accountants' Review Report)



                                        ASSETS

                                                                                                2004             2003
                                                                                             ----------       ----------
CURRENT ASSETS
     Cash and cash equivalents                                                               $   58,041       $  450,080
     Accounts receivable, net                                                                   459,926          382,219
     Accounts receivable, officers                                                               38,169           20,806
     Stock subscription receivable                                                               49,000           49,000
     Inventories                                                                              8,334,833        5,097,022
     Current portion of note receivable, affiliate                                               35,954           28,995
                                                                                             ----------       ----------
                                                                  TOTAL CURRENT ASSETS        8,975,923        6,028,122
                                                                                             ----------       ----------





PROPERTY AND EQUIPMENT, NET                                                                     182,728          241,103
                                                                                             ----------       ----------





OTHER ASSETS
     Intangibles, net                                                                            16,583           17,583
     Note receivable, affiliate                                                                  35,392           79,169
                                                                                             ----------       ----------
                                                                    TOTAL OTHER ASSETS           51,975           96,752
                                                                                             ----------       ----------
                                                                                             $9,210,626       $6,365,977
                                                                                             ==========       ==========



                    See accompanying notes to financial statements

                               KINGS MOTORSPORTS, INC.
                               T/A CHICAGO CYCLE CENTER

                              BALANCE SHEETS (CONTINUED)

                               March 31, 2004 and 2003
                           (See Accountants' Review Report)



                    LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                                                                                                  2004               2003
                                                                                              -----------        -----------
CURRENT LIABILITIES
     Notes payable, floor plans                                                               $ 7,815,597        $ 5,392,037
     Accounts payable, trade                                                                      398,576            268,230
     Accounts payable, officers                                                                   137,974               --
     Accrued expenses                                                                              93,337             88,839
     Customer deposits                                                                            308,530            255,150
     Deferred service contract income                                                             532,864            591,852
     Current portion of long-term debt                                                               --               24,639
                                                                                              -----------        -----------
                                                             TOTAL CURRENT LIABILITIES          9,286,878          6,620,747
                                                                                              -----------        -----------




COMMITMENTS - NOTE K




STOCKHOLDERS' EQUITY (DEFICIT)
     Common stock - $1 par value:
         Authorized 1,000,000 shares; issued and outstanding 50,000 shares                         50,000             50,000
     Retained earnings (deficit)                                                                 (126,252)          (304,770)
                                                                                              -----------        -----------
                                                   TOTAL STOCKHOLDERS' EQUITY (DEFICIT)           (76,252)          (254,770)
                                                                                              -----------        -----------
                                                                                              $ 9,210,626        $ 6,365,977
                                                                                              ===========        ===========



                    See accompanying notes to financial statements

                                KINGS MOTORSPORTS, INC.
                               T/A CHICAGO CYCLE CENTER

                                 STATEMENTS OF INCOME

                  For the three months ended March 31, 2004 and 2003
                           (See Accountants' Review Report)



                                                                                                  2004               2003
                                                                                              -----------        -----------
OPERATING INCOME
     Sales                                                                                    $ 7,754,975        $ 7,780,972
     Finance, insurance and extended service revenues                                             390,355            340,712
                                                                                              -----------        -----------
                                                                 TOTAL OPERATING INCOME         8,145,330          8,121,684

COST OF MERCHANDISE SOLD                                                                        6,999,370          6,939,667
                                                                                              -----------        -----------
                                                                           GROSS PROFIT         1,145,960          1,182,017
                                                                                              -----------        -----------


OPERATING EXPENSES
     Selling expenses                                                                             334,884            382,264
     General and administrative expenses                                                          721,992            756,637
                                                                                              -----------        -----------
                                                                                                1,056,876          1,138,901
                                                                                              -----------        -----------
                                                                 INCOME FROM OPERATIONS            89,084             43,116
                                                                                              -----------        -----------


OTHER INCOME AND (EXPENSE)
     Other income, net                                                                              3,636              7,936
     Interest expense, net                                                                        (28,796)           (21,721)
                                                                                              -----------        -----------
                                                                                                  (25,160)           (13,785)
                                                                                              -----------        -----------
                                                                             NET INCOME       $    63,924        $    29,331
                                                                                              ===========        ===========


                 See accompanying notes to financial statements

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                  STATEMENTS OF STOCKHOLDERS' EQUITY (DEFICIT)

               For the three months ended March 31, 2004 and 2003
                        (See Accountants' Review Report)



                                     Common Stock
                               -------------------------      Accumulated
                                Shares           Amount         Deficit           Total
                               ---------       ---------       ---------        ---------

Balance, January 1, 2003          50,000       $  50,000       $(334,101)       $(284,101)

Net income                          --              --            29,331           29,331
                               ---------       ---------       ---------        ---------
Balance, March 31, 2003           50,000       $  50,000       $(304,770)       $(254,770)
                               =========       =========       =========        =========

Balance, January 1, 2004          50,000       $  50,000       $(190,176)       $(140,176)

Net income                          --              --            63,924           63,924
                               ---------       ---------       ---------        ---------
Balance, March 31, 2004           50,000       $  50,000       $(126,252)       $ (76,252)
                               =========       =========       =========        =========

                 See accompanying notes to financial statements

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                            STATEMENTS OF CASH FLOWS

               For the three months ended March 31, 2004 and 2003
                        (See Accountants' Review Report)


                                                                                                     2004               2003
                                                                                                 -----------        -----------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net income                                                                                  $    63,924        $    29,331
     Adjustments to reconcile net income to net cash
     provided by (used in) operating activities:
     Depreciation and amortization                                                                    16,523             16,172
     (Increase) in accounts receivable, net                                                         (102,140)           (94,461)
     (Increase) in inventories                                                                    (3,227,018)        (1,266,117)
     Increase in floor plan liability                                                              3,188,635          1,437,991
     (Decrease) in customer deposits                                                                  (8,621)           (87,264)
     Increase (decrease) in accounts payable trade                                                   (50,779)            79,067
     (Decrease) in accrued expenses                                                                  (29,215)           (24,649)
     Increase (decrease) in deferred service contract income                                         (74,745)           121,600
                                                                                                 -----------        -----------
                                      NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES           (223,436)           211,670
                                                                                                 -----------        -----------

CASH FLOWS FROM INVESTING ACTIVITIES
     Decrease in accounts receivable officers                                                         31,526             99,121
     Decrease in note receivable from affiliate                                                       16,500              7,011
                                                                                                 -----------        -----------
                                      NET CASH PROVIDED BY INVESTING ACTIVITIES                       48,026            106,132
                                                                                                 -----------        -----------

CASH FLOWS FROM FINANCING ACTIVITIES
     Borrowings from officers                                                                        137,974                  0
     Payments on long-term debt                                                                       (1,990)            (7,302)
                                                                                                 -----------        -----------
                                      NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES            135,984             (7,302)
                                                                                                 -----------        -----------

                                      NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS           (39,426)           310,500

     CASH AND CASH EQUIVALENTS, beginning of Year                                                     97,467            139,580
                                                                                                 -----------        -----------
     CASH AND CASH EQUIVALENTS, end of quarter                                                   $    58,041        $   450,080
                                                                                                 ===========        ===========

OTHER SUPPLEMENTARY CASH FLOW INFORMATION
     Interest paid during the quarter                                                            $    26,527        $    23,153
                                                                                                 ===========        ===========


                        See accompanying notes to financial statements

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                          NOTES TO FINANCIAL STATEMENTS

                             March 31, 2004 and 2003


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS:
        Kings Motorsports, Inc. (the Company), doing business as Chicago Cycle Center, was incorporated in Illinois in 2000 and operates as a retail dealer of motorcycles, all terrain vehicles, scooters and automobiles in northern Illinois.

CASH AND CASH EQUIVALENTS:
        Cash and cash equivalents include amounts held in demand deposit accounts and overnight investment accounts. The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents.

CONTRACTS IN TRANSIT:
        Contracts in transit represent customer finance contracts evidencing loan agreements or lease agreements between the Company, as creditor, and the customer, as borrower, to acquire or lease a vehicle whereby a third-party finance source has given the Company initial, non-binding approval to assume the Company's position as creditor. Funding and approval from the finance source is provided upon the finance source's review of the loan or lease agreement and related documentation executed by the customer at the dealership. These finance contracts are typically funded within ten days of the initial approval of the finance transaction by the third-party finance source. The finance source is not contractually obligated to make the loan or lease to the customer until it gives its final approval and funds the transaction. Until such final approval is given, contracts in transit represent amounts due from the customer to the Company. See Note B for additional information.

ALLOWANCE FOR DOUBTFUL ACCOUNTS:
        Accounts are written off when management determines that an account is uncollectible. Recoveries of accounts previously written off are recorded when received. An estimated allowance for doubtful accounts is determined to reduce the Company's receivables to their carrying value, which approximates fair value. The allowance is estimated based on historical collection experience, specific review of individual customer accounts, and current economic and business conditions. Historically, the Company has not incurred any significant credit related losses. Management has determined that no allowance is necessary at March 31, 2004 and 2003.

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                             March 31, 2004 and 2003


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REVENUE RECOGNITION:
Vehicle Sales:
        The Company records revenue when vehicles are delivered and title has passed to the customer, when vehicle service or repair work is performed and when parts are delivered. Sales promotions that are offered to customers are accounted for as a reduction to the sales price at the time of sale. Incentives, rebates and holdbacks offered by manufacturers directly to the Company are recognized at the time of sale if they are vehicle specific, or as earned in accordance with the manufacturer program rules and are recorded as a reduction of cost of merchandise sold.

Finance, Insurance and Extended Service Revenues:
        The Company arranges financing for customers through various financial institutions and receives a commission from the lender equal to the difference between the interest rates charged to customers and the interest rates set by the financing institution. The Company also receives commissions from the sale of various third party insurance products to customers and extended service contracts. These commissions are recorded as revenue at the time the customer enters into the contract. The Company is not the obligor under any of these contracts. In the case of finance contracts, a customer may prepay or fail to pay their contract, thereby terminating the contract. Customers may also terminate extended service contracts, which are fully paid at purchase, and become eligible for refunds of unused premiums. In these circumstances, a portion of the commissions the Company receives may be charged back based on the relevant terms of the contracts. The revenue the Company records relating to commissions is net of an estimate of the ultimate amount of the chargeback the Company will be required to pay. Such estimate of chargeback experience is based on our historical chargeback expense arising from similar contracts.

FAIR VALUE OF FINANCIAL INSTRUMENTS:
        Financial instruments consist of cash and cash equivalents, accounts receivable, notes receivable, accounts payable and debt, including floor plan notes payable. The carrying amount of all significant financial instruments approximates fair value due either to length or maturity or variable interest rates that approximate prevailing market rates.

INVENTORIES:
        Parts and accessories inventories are stated at the lower of cost or market using the first-in, first-out method. Vehicle inventories are stated at the lower of cost or market using the specific identification method.

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                             March 31, 2004 and 2003


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

CONCENTRATION OF CREDIT RISK:
        Financial instruments that potentially subject the Company to credit risk consist of cash equivalents and accounts receivable.

        The Company's policy is to review the amount of credit exposure to any one financial institution and place investments with financial institutions evaluated as being creditworthy. In the ordinary course of business, the Company has bank deposits and overnight repurchase agreements that may exceed federally insured limits.

        Concentration of credit risk, with respect to accounts receivable-customers, is limited through the Company's credit evaluation process. The Company reviews the credit history before extending credit. Generally, the Company does not require collateral from its customers.

PROPERTY AND EQUIPMENT:
        Property and equipment are stated at cost. Maintenance and repairs that do not add materially to the value of the asset nor appreciably prolong its useful life are charged to expense as incurred. Gains or losses on the disposal of property and equipment are included in the determination of income.

        Depreciation of property and equipment and amortization of leasehold improvements are provided using the straight-line method over the following estimated useful lives:

            Fixtures, and equipment...............................   5-7 years
            Vehicles .............................................    5  years
            Leasehold Improvements................................   15  years

IMPAIRMENT OF LONG-LIVED ASSETS:
        Long-lived assets are reviewed for impairment whenever events such as product discontinuances, product dispositions or other changes in circumstances indicate that the carrying amount may not be recoverable. An impairment loss is recognized when the carrying amount of a long-lived asset exceeds the sum of non-discounted cash flows expected to result from the asset's use and eventual disposition. An impairment loss is measured as the amount by which the carrying amount exceeds its fair value, which is typically calculated using discounted expected future cash flows. The discount rate to these cash flows is based on the Company's weighted average cost of capital, which represents the blended after-tax costs of debt and equity. There were no indications of impairments at March 31, 2004 or 2003.

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                             March 31, 2004 and 2003


NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INTANGIBLES:
         Intangibles consisted of goodwill of $5,000 at March 31, 2004 and 2003 and a $15,000 covenant not to compete being amortized over 15 years. Accumulated amortization amounted to $3,417 at March 31, 2004 and $2,417 at March 31, 2003.

INCOME TAXES:
        The Company, with the consent of its stockholders, has elected to have its income taxed as an S corporation under Section 1362 of the Internal Revenue Code. As such, the Company does not pay corporate income taxes and is not allowed net operating tax loss carrybacks or carryovers as deductions. Instead, the stockholders include their proportionate share of the Company's taxable income or loss in their individual income tax returns.

        The book basis of net assets differ from the tax basis primarily due to depreciation differences caused by accelerated depreciation methods used for tax and certain accrued expenses which are not deductible for tax until paid.

PRODUCT WARRANTY:
        The Company sells both manufacturers and company warranties. The revenues are deferred over the term of the contracts. The warranty costs are expensed as incurred. Product warranties are insignificant.

ADVERTISING COSTS:
        Advertising costs are expensed when incurred. Charges to operations amounted to $125,586 in 2004 and $209,155 in 2003.

USE OF ESTIMATES:
        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                             March 31, 2004 and 2003


NOTE B - ACCOUNTS RECEIVABLE, NET

        Accounts receivable, net consisted of the following:

                                                                                 2004             2003
                                                                              ----------       ----------
           A/R-Customers and dealers                                          $   98,757       $   26,177
           A/R-Manufacturers                                                     170,059          161,042
           Contracts in transit                                                  191,110          195,000
                                                                              ----------       ----------
                                                                 TOTALS       $  459,926       $  382,219
                                                                              ==========       ==========


NOTE C - INVENTORIES

        Inventories consisted of the following:
                                                                                 2004             2003
                                                                              ----------       ----------
           Parts and accessories                                              $  536,951       $  480,548
           Vehicles                                                            7,797,882        4,616,474
                                                                              ----------       ----------
                                                                 TOTALS       $8,334,833       $5,097,022
                                                                              ==========       ==========


NOTE D - PROPERTY AND EQUIPMENT

        Property and equipment consisted of the following:
                                                                                 2004             2003
                                                                              ----------       ----------
           Fixtures and equipment                                             $  345,011       $  345,011
           Vehicles                                                               39,770           34,038
           Leasehold improvements                                                  2,914            2,914
                                                                              ----------       ----------
                                                                                 387,695          381,963
           Less accumulated depreciation                                         204,967          140,860
                                                                              ----------       ----------
                                             NET PROPERTY AND EQUIPMENT       $  182,728       $  241,103
                                                                              ==========       ==========

        Depreciation expense charged to operations amounted to $16,273 in 2004 and $15,922 in 2003.


NOTE E - ACCOUNTS RECEIVABLE, OFFICERS

        Accounts receivable officers consisted of advances to the officers with no stipulated repayment terms or interest charged. Amounts due from the officers were $38,169 at March 31, 2004 and $20,806 at March 31, 2003.

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                             March 31, 2004 and 2003



NOTE F - NOTES RECEIVABLE AFFILIATE

Note receivable, affiliate consisted of the following:

                                                                                                  2004             2003
                                                                                               ----------       ----------
              3% interest bearing advances to 7320 N. Western
                 Realty Company, a corporation in Chicago
                 Illinois affiliated through common ownership,
                 maturing in June 2006.                                                        $   71,346       $  108,164

              Less current maturities                                                              35,954           28,995
                                                                                               ----------       ----------
                                                                     TOTALS                    $   35,392       $   79,169
                                                                                               ==========       ==========

NOTE G - NOTES PAYABLE - FLOOR PLANS

        The Company has floor plan financing agreements for the purchase of its new and used vehicle inventory. The floor plans are collateralized by substantially all corporate assets. The manufacturers at their discretion may increase the borrowings. The following is a summary of floor plan financing agreements:

                                                                                                  2004             2003
                                                                                               ----------       ----------
            American Honda Finance floor plan agreement provides for borrowings up to $2,500,000. Interest is payable monthly and fluctuates with prime and varies based on the type of unit financed and the length of time the unit remains on the floor plan (ranging from 4.5% to
              6% at March 31, 2004). Principal payments are due
              upon the sale of the specific units financed.                                    $1,743,275       $2,239,741
           GE Financial Service floor plan agreement for Suzuki
              units provides for borrowings up to $2,000,000. Interest is payable monthly and fluctuates with prime and varies based on the type of unit financed and the length of time the unit remains on the floor plan (ranging from 3% to 4.583% at March 31, 2004)
              Principal payments are due upon the sale of the specific units financed.          2,630,951        1,192,502
           GE Financial Service floor plan agreement for Yamaha
              units provides for borrowings up to $2,000,000. Interest is payable monthly and fluctuates with prime and varies based on the type of unit financed and the length of time the unit remains on the floor plan (ranging from 3.3% to 5.83% at March 31, 2004)
              Principal payments are due upon the sale of the specific units financed.          2,295,038          860,259
                                                                                               ----------       ----------
                                                        CARRIED FORWARD                         6,669,264        4,292,502

                             KINGS MOTORSPORTS, INC
                            T/A CHICAGO CYCLE CENTER

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                             March 31, 2004 and 2003


NOTE G - NOTES PAYABLE - FLOOR PLANS (CONTINUED)

                                                                                                  2004             2003
                                                                                               ----------       ----------
                                                        BROUGHT FORWARD                        $6,669,264       $4,292,502
           GE Financial Service floor plan agreement for Ducati units provides for borrowings up to $2,000,000 Interest is payable monthly and fluctuates with prime and varies based on the type of unit financed and the length of time the unit remains on the floor plan (ranging from 3% to 5.5% at March 31, 2004). Principal payments are due
              upon the sale of the specific units financed.                                       359,636          465,923
           Bank of Waukegan floor plan agreements provide for
              borrowings up to $2,750,000. Interest is payable monthly and fluctuates with prime and varies based on the type of unit financed and the length of time the unit remains on the floor plan
              (ranging from 4.5% to 4.75% at March 31, 2004). Principal payments
              are due the earlier of date of sale or one year after financing.                    786,697          633,612
                                                                                               ----------       ----------
                                                                     TOTALS                    $7,815,597       $5,392,037
                                                                                               ==========       ==========

NOTE H - ACCOUNTS PAYABLE, OFFICER

        Accounts payable, officer consisted of advances from an officer with no stipulated repayment terms or interest charged. Amounts due to officer were $137,974 at March 31, 2004 and $-0- at March 31, 2003

NOTE I - LONG-TERM DEBT

        Long-term debt consisted of two notes for computer equipment that mature in February 2004. The interest rate is approximately 8%. The following summarizes the maturity:

                                                                                                  2004             2003
                                                                                               ----------       ----------
              Current                                                                          $        0       $   24,639
              Long term                                                                                 0                0
                                                                                               ----------       ----------
                                                                     TOTALS                    $        0       $   24,639
                                                                                               ==========       ==========

                             KINGS MOTORSPORTS, INC.
                            T/A CHICAGO CYCLE CENTER

                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                             March 31, 2004 and 2003


NOTE J - RELATED PARTY TRANSACTIONS

Related Party Transactions:

        Related party receivables and payables consisted of the following:

                                              2004           2003
                                            --------       --------
        Accounts receivable, officers       $ 38,169       $ 20,806
        Notes receivable, affiliate         $ 71,346       $108,164
        Accounts payable, officer           $137,974       $      0

        The Company rents its facilities from an affiliate related through common ownership. Rent amounted to $60,000 for 2004 and $52,750 for 2003.

        Interest income received on notes receivable from affiliate amounted to $459 for 2004 and $568 for 2003.

NOTE K - COMMITMENTS AND CONTINGENCIES

        The Company has certain lawsuits pending in the circuit courts of Carroll County and Cook County, Illinois. The Company is vigorously defending these and the outcome is not certain. However, management believes the monetary damages, if any, will not have a material effect on the financial statements.


NOTE L - SUBSEQUENT EVENTS

        The Company as of April 30, 2004 sold substantially all of its assets to Giant Motorsports, Inc. a publicly traded company (GMOS) on the over the counter bulletin board for $3,000,000. Giant Motorsports, Inc. in consideration for the acquired assets also assumed certain liabilities and agreed to pay the company cash of $1,250,000 and a 6% promissory note of $1,675,000. The note matures as follows:

                  July 29, 2004                          $     500,000
                  October 27, 2004                             250,000
                  April 30, 2005                               925,000
                                                         -------------
                                                         $   1,675,000
                                                         =============

                     GIANT MOTORSPORTS, INC. AND SUBSIDIARY
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                                 MARCH 31, 2004

                     GIANT MOTORSPORTS, INC. AND SUBSIDIARY
    INDEX TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS


                                                                       PAGE(S)


Introduction to Unaudited Pro forma Condensed Consolidated
       Financial Statements                                                 1

Balance Sheet                                                               2

Statement of Income for the three months ended
    March 31, 2004                                                          4

Statement of Income for the Year ended
    December 31, 2003                                                       5

Notes to Financial Statements                                               6

                     GIANT MOTORSPORTS, INC. AND SUBSIDIARY
                  INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
                        CONSOLIDATED FINANCIAL STATEMENTS




         Pursuant to an Asset Purchase Agreement (the "Asset Agreement"), dated April 30, 2004 by and among Giant Motorsports, Inc. (the "Company"), Kings Motorsports, Inc. ("King"), Chicago Cycle Center ("Chicago Cycle"), Jason Haubner and Jerry Fokas, the shareholders of Chicago Cycle Center, the Company acquired, substantially all of the assets of Chicago Cycle Center.

         The assets and certain liabilities of Chicago Cycle Center were recorded in the Company's wholly owned subsidiary Chicago Cycle, Inc. (A Nevada Corporation) established on April 28, 2004. Before the transaction Chicago Cycle, Inc had no assets or liabilities. These statements adjust the Kings Motorsports, Inc balance sheet to reflect the assets and liabilities that came over to Chicago Cycle , Inc in the transaction.

         The accompanying unaudited pro forma condensed consolidated balance sheet as of March 31, 2004 has been presented as if the acquisition had occurred on March 31, 2004. The unaudited pro forma condensed consolidated statements of income for the three months ended March 31, 2004 and for the year ended December 31, 2003 have been presented as if the acquisition had occurred January 1, 2004, and January 1, 2003, respectively.

         The unaudited pro forma condensed consolidated statements do not necessarily represent the actual results that would have been achieved had the companies been combined at the beginning of the year, nor may they be indicative of future operations. These unaudited pro forma condensed financial statements should be read in conjunction with the companies' respective historical financial statements and notes included thereto.

                     GIANT MOTORSPORTS, INC. AND SUBSIDIARY
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2004

                                                Giant              Kings
                                           Motorsports Inc.   Motorsports, Inc.  Note      Adjustments          Pro forma
                                           ----------------   -----------------  ----      ------------        ------------
Current Assets:
  Cash and cash equivalents                  $  1,275,916       $     58,041       a       $ (1,308,041)       $     25,916
  Accounts receivable - net                     2,508,690            459,926       a           (459,926)          2,508,690
  Accounts receivable - affiliates                  5,326             35,392       a            (35,392)              5,326
  Notes receivable - officers                        --               33,569       a            (33,569)               --
  Inventories                                  12,345,280          8,334,833                       --            20,680,113
  Deferred federal income taxes                    35,700               --                         --                35,700
  Note receivable - current portion               768,516             35,954       a            (35,964)            768,506
  Common stock subscription receivable               --               49,000       a            (49,000)               --
  Prepaid expenses and other                       64,017               --                         --                64,017
                                             ------------       ------------               ------------        ------------

    Total Current Assets                       17,003,445          9,006,715                 (1,921,892)         24,088,268
                                             ------------       ------------               ------------        ------------

  Fixed assets, net of depreciation               450,294            182,728                    500,000           1,133,022
                                             ------------       ------------               ------------        ------------

Other Assets:
  Intangible assets (net)                            --               16,583       a          1,781,463           1,798,046
  Deposits                                         16,000               --                         --                16,000
                                             ------------       ------------               ------------        ------------

     Total Other Assets                            16,000             16,583                  1,781,463           1,814,046
                                             ------------       ------------               ------------        ------------

TOTAL ASSETS                                 $ 17,469,739       $  9,206,026               $    359,571        $ 27,035,336
                                             ============       ============               ============        ============

             See notes to unaudited pro forma financial statements

                     GIANT MOTORSPORTS, INC. AND SUBSIDIARY
      UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (Continued)
                                 MARCH 31, 2004



                       LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

                                                              Giant           Kings
                                                        Motorsports Inc. Motorsports, Inc. Note    Adjustments        Pro forma
                                                        ---------------- ----------------- ----    ------------      ------------

Current Liabilities:
  Lines of credit                                         $    450,000     $       --                      --        $    450,000
  Notes payable - Floor plans                               13,336,497        7,815,597                    --          21,152,094
  Notes payable                                              1,250,000             --                      --           1,250,000
  Accounts payable - trade                                     713,315          398,576      a         (323,576)          788,315
  Accounts payable - officers                                     --            133,374      a         (133,374)             --
  Accrued expenses                                             269,311           93,337      a          (93,337)          269,311
  Accrued income taxes                                         126,000             --                      --             126,000
  Customer deposits                                            166,839          308,530      a         (308,530)          166,839
  Deferred service contract revenue                               --            532,864      a         (532,864)             --
  Long-term debt - current portion                              67,085             --                   750,000           817,085
                                                          ------------     ------------            ------------      ------------

      Total Current Liabilities                             16,379,047        9,282,278                (641,681)       25,019,644

Deferred Federal Income Taxes                                   19,700             --                      --              19,700
                                                                                                   ------------      ------------
Long-term debt (net of current)                                 12,774             --        a          925,000           937,774
                                                          ------------     ------------            ------------      ------------

Total Liabilities                                           16,411,521        9,282,278                 283,319        25,977,118
                                                          ------------     ------------            ------------      ------------


Stockholders' Equity (Deficit):
Common Stock, $.001 par value; 75,000,000 shares
    authorized and 10,425,000 issued and outstanding            10,425           50,000      a          (50,000)           10,425
                                                                                                                     ------------
Additional paid-in capital                                     860,534             --                      --             860,534
Retained earnings (Deficit)                                    187,259         (126,252)     a          126,252           187,259
                                                          ------------     ------------            ------------      ------------
                                                                                                                     ------------
      Total Stockholders' Equity (Deficit)                   1,058,218          (76,252)                 76,252         1,058,218
                                                          ------------     ------------            ------------      ------------

TOTAL LIABILITIES AND                                             --
      STOCKHOLDERS' EQUITY                                $ 17,469,739     $  9,206,026            $    359,571      $ 27,035,336
                                                          ============     ============            ============      ============

             See notes to unaudited pro forma financial statements

                     GIANT MOTORSPORTS, INC. AND SUBSIDIARY
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 2004

                                                 Giant            Kings
                                           Motorsports Inc. Motorsports, Inc. Note     Adjustments        Pro forma
                                           ---------------- ----------------- ----     -----------       ------------

OPERATING REVENUES
     Revenue                                 $ 11,200,163      $  8,145,330                              $ 19,345,493
                                             ------------      ------------                              ------------

OPERATING EXPENSES
     Cost of sales                              9,710,863         6,999,370                                16,710,233
     General and administrative expenses          508,161           721,992                                 1,230,153
     Selling expenses                             596,064           334,884                                   930,948
                                             ------------      ------------                              ------------
          Total Operating Expenses             10,815,088         8,056,246                                18,871,334
                                             ------------      ------------                              ------------

NET INCOME                                        385,075            89,084                                   474,159
                                             ------------      ------------                              ------------

OTHER INCOME AND (EXPENSE)
     Other income (net)                               898             3,636                                     4,534
     Interest expense                             (88,714)          (28,796)                                 (117,510)
                                             ------------      ------------                              ------------
           Total Other Income (Expense)           (87,816)          (25,160)                                 (112,976)
                                             ------------      ------------                              ------------

NET INCOME BEFORE
  PROVISION FOR INCOME TAXES                      297,259            63,924                                   361,183

      Provision for income taxes                  110,000              --        b            13,000          123,000
                                             ------------      ------------                              ------------

NET INCOME APPLICABLE TO
   COMMON SHARES                             $    187,259      $     63,924                              $    238,183
                                             ============      ============                              ============

NET INCOME PER BASIC AND
   DILUTED SHARES                            $      0.018      $      1.278                              $      0.023
                                             ============      ============                              ============

WEIGHTED AVERAGE OF COMMON
   SHARES OUTSTANDING                          10,425,000            50,000                                10,425,000
                                             ============      ============                              ============

             See notes to unaudited pro forma financial statements

                     GIANT MOTORSPORTS, INC. AND SUBSIDIARY
         UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAE ENDED DECEMBER 31, 2003

                                                 Giant             Kings
                                           Motorsports, Inc. Motorsports, Inc.  Note    Adjustments       Pro forma
                                           ----------------- -----------------  ----    ------------     ------------
OPERATING REVENUES
     Revenue                                 $ 46,055,843      $ 40,593,650                              $ 86,649,493
                                             ------------      ------------                              ------------

OPERATING EXPENSES
     Cost of sales                             41,229,644        35,216,631                                76,446,275
     General and administrative expenses        1,460,092         3,466,104                                 4,926,196
     Selling expenses                           2,513,276         1,647,281                                 4,160,557
                                             ------------      ------------                              ------------
          Total Operating Expenses             45,203,012        40,330,016                                85,533,028
                                             ------------      ------------                              ------------

NET  INCOME                                       852,831           263,634                                 1,116,465
                                             ------------      ------------                              ------------

OTHER INCOME (EXPENSE)
     Other income (net)                             6,608             7,354                                    13,962
     Interest expense (net)                      (300,937)         (127,063)                                 (428,000)
                                             ------------      ------------                              ------------
           Total Other Income (Expense)          (294,329)         (119,709)                                 (414,038)
                                             ------------      ------------                              ------------

NET INCOME BEFORE
      PROVISION FOR INCOME TAXES                  558,502           143,925                                   702,427

      Provision for income taxes                     --                --        b           210,425         (210,425)
                                             ------------      ------------                              ------------

NET INCOME APPLICABLE TO
   COMMON SHARES                             $    558,502      $    143,925                              $    492,002
                                             ============      ============                              ============

NET INCOME PER BASIC AND
   DILUTED SHARES                            $      0.070      $      2.879                              $      0.062
                                             ============      ============                              ============

WEIGHTED AVERAGE OF COMMON
   SHARES OUTSTANDING                           8,000,000            50,000                                 8,000,000
                                             ============      ============                              ============

             See notes to unaudited pro forma financial statements

                     GIANT MOTORSPORTS, INC. AND SUBSIDIARY
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS



The following unaudited pro forma adjustments are included in the accompanying unaudited pro forma condensed balance sheet at March 31, 2004 and the unaudited pro forma condensed consolidated statements for the year ended December 31, 2003 and the three months ended March 31, 2004, to reflect the proposed combination of Giant Motorsports, Inc. and Chicago Cycle Inc.

        A. In consideration for the Acquired Assets and pursuant to the Asset Agreement, the Company

                (i) assumed certain specified liabilities of Chicago Cycle Center, and
                (ii) agreed to pay to Chicago Cycle Center $3,000,000, as follows: (a) $1,250,000 at the closing of the Acquisition (the "Initial Payment"), and (b) $1,675,000 through the issuance to Chicago Cycle Center a 6% $1,675,000 aggregate principal amount promissory note (the "Note") and assumed a $75,000 liability. The principal amount of the Note matures as follows: (i) $500,000 on July 29, 2004, (ii) $250,000 on October 27,
                        2004, and (iii) the remaining $925,000, plus accrued but unpaid interest on April 30, 2005. The Note is secured by a second lien on the Acquired Assets pursuant to a Commercial Security Agreement dated as of April 30, 2004, by and among the Company and Chicago Cycle Center, and guaranteed pursuant to a Guaranty dated April 30, 2004, by and among Chicago Cycle Center, the Company, Russell Haehn and Gregory Haehn, the current executive officers, directors and controlling shareholders of the Company (each a "Control Person," and, collectively the "Controlling Persons").

        B. An adjustment for the Provision for income taxes has been created due to the assumptions noted above. An effective rate of approximately 20% and 30% has been utilized for the years 2004 and 2003, respectively.